              TEMPORARY CERTIFICATE -- EXCHANGEABLE FOR DEFINITIVE
                  ENGRAVED CERTIFICATE WHEN READY FOR DELIVERY


   NUMBER                                                          SHARES
[ T       ]                                                      [         ]
                                [CHARTWELL LOGO]

                    CHARTWELL DIVIDEND AND INCOME FUND, INC.
COMMON STOCK                                                     COMMON STOCK

 THIS CERTIFICATE IS
  TRANSFERABLE IN                                           CUSIP 16139P 10 4
PHILADELPHIA, PA AND
   NEW YORK, NY                           SEE REVERSE FOR CERTAIN DEFINITIONS

INCORPORATED UNDER THE
  LAWS OF THE STATE
     OF MARYLAND

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  THIS CERTIFIES that





  is the owner of
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           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                          PAR VALUE $.01 PER SHARE, OF

                    CHARTWELL DIVIDEND AND INCOME FUND, INC.

(the "Corporation") transferable on the books of the Corporation by the owner hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


                              CERTIFICATE OF STOCK

Dated:



/s/  Michael P. Malloy                            /s/  Timothy J. Riddle
----------------------                            ------------------------
     Secretary                                         Vice President


                    CHARTWELL DIVIDEND AND INCOME FUND, INC.
                                   CORPORATE
                                      SEAL
                                      1998
                                    MARYLAND



COUNTERSIGNED AND REGISTERED:
    PNC BANK, NATIONAL ASSOCIATION
        (Phila., PA)
             TRANSFER AGENT AND REGISTRAR


By

                              AUTHORIZED SIGNATURE
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                    CHARTWELL DIVIDEND AND INCOME FUND, INC.

     The Corporation is authorized to issue two or more classes of stock. The Corporation will furnish to any stockholder, on request and without charge, a full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, and limitations as to dividends, qualifications and terms and conditions of redemption of the stock of each class which the Corporation is authorized to issue, and, if the Corporation is authorized to issue any preferred or special class or series, of the differences in the relative rights and preferences between the shares of each series to the extent they have been set and the authority of the Board of Directors to set the relative rights and preferences of subsequent series.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right of
           survivorship and not as tenants
           in common

UNIF GIFT MIN ACT --               Custodian
                     -------------           -------------
                        (Cust)                  (Minor)
                     under Uniform Gifts to Minors Act

                     -------------------------------------
                                    (State)

UNIF TRAN MIN ACT --               Custodian
                     -------------           -------------
                        (Cust)                  (Minor)
                     under Uniform Transfers to Minors Act

                     -------------------------------------
                                    (State)

    Additional abbreviations may also be used though not in the above list.

     For value received,                                          hereby
                        -----------------------------------------
sell, assign and transfer unto

 PLEASE INSERT SOCIAL
  SECURITY OR OTHER
  IDENTIFYING NUMBER
       OF ASSIGNEE

------------------------

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                       Shares
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of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                     Attorney
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to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated
      ----------------------------


                                   X
                                   -------------------------------------------
                           NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                   CORRESPOND WITH THE NAME AS WRITTEN UPON
                                   THE FACE OF THE CERTIFICATE IN EVERY
                                   PARTICULAR, WITHOUT ALTERATION OR
                                   ENLARGEMENT OR ANY CHANGE WHATEVER.



          SIGNATURE(S) GUARANTEED: -------------------------------------------
                                   THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                   ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                   STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                                   AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                   APPROVED SIGNATURE GUARANTEE MEDALLION
                                   PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.